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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                          Reported) September 27, 2001

          CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 2001, relating to the FNT Mortgage-Backed Pass-Through Certificates, FNT Series 2001-5).

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
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             (Exact name of registrant as specified in its charter)


          Delaware                  333-61840                13-3320910
          --------                  ---------                ----------
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
      of Incorporation)           File Number)           Identification No.)


Eleven Madison Avenue                                           10010
New York, New York                                           (Zip Code)
Address of Principal
Executive Offices)

Registrant's telephone number, including area code (212) 325-2000
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Item 5. Other Events.

     On September 27, 2001, Credit Suisse First Boston Mortgage Securities Corp. entered into a Pooling and Servicing Agreement dated as of September 1, 2001 (the "Pooling and Servicing Agreement"), by and among Credit Suisse First Boston Mortgage Securities Corp., as depositor, First Nationwide Mortgage Corporation, as seller and servicer and Bank One, National Association, as trustee. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.













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Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1.   Pooling and Servicing Agreement






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CREDIT SUISSE FIRST BOSTON MORTGAGE
                                      SECURITIES CORP.

                                    By: /s/ Kari Roberts
                                        --------------------------
                                    Name:  Kari Roberts
                                    Title: Vice President

Dated: September 27, 2001









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                                  Exhibit Index
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Exhibit                                                            Page
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99.1.      Pooling and Servicing Agreement                            6






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